UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

SNOCONE SYSTEMS INC.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-33519
(Commission File Number)

98-0360989
(IRS Employer Identification No.)

SUITE 440 – 1555 E. FLAMINGO ROAD LAS VEGAS, NEVADA, 89119
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code  (604)-639-1717

____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement Secured Convertible Note Offering

On April 29, 2005, Snocone Systems Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the “Investors”) for the sale of (i) $3,750,000 in callable secured convertible notes (the “Notes”) and (ii) stock purchase warrants (the “Warrants”) to buy 2,628,505 shares of our common stock. Pursuant to the Securities Purchase Agreement, the Company also agree to covenants regarding its business and the use of proceeds.

On April 29, 2005, the Investors purchased $1,250,000 in Notes and received Warrants to purchase 876,170 shares of the Company's common stock. The Company received net proceeds of $1,130,000.00, after deducting expenses of $50,000.00, prepaid interest of $50,000.00 and escrow of $20,000.00 for the payment of key man life insurance. In addition, the Company may be required to pay additional expenses from the net proceeds.

The Investors are obligated to provide the Company with the funds as follows: (1) $1,250,000 was disbursed on April 29, 2005; (2) $1,250,000 will be disbursed within five business days of the filing of the Company’s registration statement with the Securities and Exchange Commission; and (3) $1,250,000 will be disbursed within five business days of the effectiveness of the Company's registration statement. The description contained in this Item 1.01 of the terms and conditions of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1. The Notes bear interest at 8% per annum provided that no interest is due or payable for any month in which the Company’s stock price is greater than $1.3375 for each intraday trading price for each trading day of the month. The Notes mature three years from the date of issuance. The Notes are convertible into our common stock, at the

Investors’ option, at a conversion price equal to the lower of (i) $1.00 or (ii) 60% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date, which conversion is subject to notifying the Company’s shareholders of an amendment to the Company’s articles of incorporation increasing the authorized stock which shall be effective 20 days after filing a definitive information statement with the Securities and Exchange Commission on Schedule 14C and mailing a copy of such to the Company's stockholders.

The Company may prepay all or a portion of the principal outstanding under the Notes if no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the market price is at or below $1.10 per share. In the event the market price is above $1.10, we may prepay all or a portion of the principal outstanding under the Notes if we may an additional payment equal to the difference between the market price and $1.10 per share for the number of shares into which the Notes would convert. If the Company elects to prepay the Notes, the

Company is required to pay an amount in excess of the outstanding principal under the Notes based on the number of days after issuance of the Notes the Company prepays the Notes. The full principal amount of the Notes and an additional penalty amount are due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property pursuant to a Security Agreement and an Intellectual Property Security Agreement. The description contained in this Item 1.01 of the terms and conditions of the Notes, the Security Agreement and the Intellectual Property Security is qualified in its entirety by reference to the full text of these agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.2, 4.3, 4.4, 4.5, 4.11 and 4.12.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $1.50 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market. The description contained in this Item 1.01 of the terms and conditions of the Warrants is qualified in its entirety by reference to the full text of the Warrants, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7, 4.8 and 4.9.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

As part of this transaction, the Company also entered into a Registration Rights Agreement dated April 29, 2005 with the Investors pursuant to which the Company has agreed to seek registration of the common stock underlying the Notes and the Warrant with the Securities and Exchange Commission. The description contained in this Item 1.01 of the terms and conditions of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.10

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The sale of the Notes and Warrants described in Item 1.01 was completed on April 29, 2005 with respect to $1,250,000 of the Notes and Warrants to purchase 876,170 shares of the Company's common stock. As of April 29, 2005, the Company is obligated on $1,250,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. The Company has described the terms of the Notes in Item 1.01 above and the description contained in this Item 1.01 of the terms and conditions of the Notes is qualified in its entirety by reference to the full text of the Notes, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.2. 4.3, 4.4 and 4.5.

Item 3.02	Unregistered Sales of Equity Securities

The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Company has described the terms of the Notes and Warrants in Item 1.01 above and the description contained in this Item 1.01 of the terms and conditions of the Notes and Warrants is qualified in its entirety by reference to the full text of the Notes and Warrants, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.2. 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9.

Item 9.01	Financial Statements and Exhibits (c) Exhibits

Exhibit No.	Description

4.1	Securities Purchase Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.2	Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated April 29, 2005

4.3	Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated April 29, 2005

4.4	Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated April 29, 2005

4.5	Callable Secured Convertible Note in the name of AJW Partners, LLC dated April 29, 2005

4.6	Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated April 29, 2005

4.7	Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated April 29, 2005

4.8	Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated April 29, 2005

4.9	Stock Purchase Warrant in the name of AJW Partners, LLC dated April 29, 2005

4.10	Registration Rights Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.11	Security Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.12	Intellectual Property Security Agreement dated April 29, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

99.1	Press Release dated May 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNOCONE SYSTEMS INC. (Registrant)

Date : May 4, 2005

  /s/ Dan Fleyshman
Dan Fleyshman, President